UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2017

HELIX TCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5300 DTC Parkway, Suite 300

Greenwood, CO

(Address of principal executive offices)

(720) 328-5372

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On May 31, 2017, the Board of Directors (the “Board”) of Helix TCS, Inc. (the “Company”) appointed Scott Ogur as director of the Company, effective immediately.

Scott Ogur, age 45

Scott Ogur, CFA, combines over 20 years of experience, primarily in financial services following two years in public accounting. He has been involved in four financial services companies holding positions including Chief Financial Officer, Chief Investment Officer and managing director of private equity. Currently Mr. Ogur is the Chief Financial Officer and managing director of private equity for Spruce Investment Advisors, a position he has held since 2014. From 2012 through 2014, Mr. Ogur was the Chief Financial Officer for Beacon Mortgage. From 2009 to 2012, Mr. Ogur served as Chief Financial Officer for Algorithmic Trading Management, a company involved in developing trading algorithms for the financial services industry. From 2003 to 2009, Mr. Ogur served as Chief Investment Officer of Scimitar Global Ventures, a private investment firm founded by the Company’s Chief Executive Officer.   From 2016 through the present, Mr. Ogur has been a director of MetricStream, a governance, risk, and compliance software company. Mr. Ogur also serves as a board member for Independent Diplomat, a not-for-profit entity.

Mr. Ogur holds an undergraduate degree from Bucknell University and an MBA from New York University’s Stern School of Business. He is a CFA Charterholder.

In evaluating Mr. Ogur’s experience, qualifications, attributes and skills in connection with his appointment to the Board, the Company took into account his extensive experience in financial services and related industries.

Family Relationships

Mr. Ogur does not have any family relationships with a current officer or director of the Company.

Related Party Transactions

Mr. Ogur, and the Company’s Chief Executive Officer, Zachary Venegas each own 50% of Helix Opportunities, LLC which beneficially owns 79.3% of the Company as of the date hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: June 21, 2017	By:	/s/ Zachary L. Venegas
Name: Zachary L. Venegas
Title: Chief Executive Officer

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